AMENDMENT NO. 1

to the

AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

Amendment No. 1 (this "Amendment"), dated as of June 30, 2005, by and among WASTE CONNECTIONS, INC., a Delaware corporation (the "Parent"), the subsidiaries of the Parent set forth on the signature pages hereto (collectively with the Parent, the "Borrowers"), BANK OF AMERICA N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110 and the other banks and lending institutions (collectively, the "Lenders") set forth on the signature pages hereto, and BANK OF AMERICA N.A., as administrative agent for the Lenders (the "Administrative Agent").

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 17, 2004 (as amended and in effect from time to time, the "Credit Agreement"); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders agree, and the Administrative Agent and the Required Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Credit Agreement.

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

2. Amendments to  8.6 of the Credit Agreement. Section 8.6 of the Credit Agreement is hereby amended by (i) deleting the amount "$50,000,000" in subsection (c) thereof and inserting "75,000,000" in its place, and (ii) deleting the word "subordinated" appearing in subsection (e) thereof.

3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

(a) The representations and warranties contained in  6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

(b) As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

4. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment signed by each Borrower, the Administrative Agent and the Required Lenders.

5. Miscellaneous. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be considered a representation that an original executed counterpart hereof will be delivered.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE BORROWERS:

WASTE CONNECTIONS, INC.

AMERICAN DISPOSAL COMPANY, INC.

AMERICAN SANITARY SERVICE, INC.

ARROW SANITARY SERVICE, INC.

BITUMINOUS RESOURCES, INC.

BUTLER COUNTY LANDFILL, INC.

CAMINO REAL ENVIRONMENTAL CENTER, INC.

COLD CANYON LAND FILL, INC.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

CURRY TRANSFER & RECYCLING, INC.

D. M. DISPOSAL CO., INC.

DENVER REGIONAL LANDFILL, INC.

EMPIRE DISPOSAL, INC.

ENVIRONMENTAL TRUST COMPANY

ENVIRONMENTAL WASTE SYSTEMS, INC.

FINNEY COUNTY LANDFILL, INC.

G & P DEVELOPMENT, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LEALCO, INC.

LES' COUNTY SANITARY, INC.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY'S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHERN PLAINS DISPOSAL, INC.

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

RED CARPET LANDFILL, INC.

RH FINANCIAL CORPORATION

RHINO SOLID WASTE, INC.

SAN LUIS GARBAGE COMPANY

SCOTT SOLID WASTE DISPOSAL COMPANY

SEDALIA LAND COMPANY

SOUTH COUNTY SANITARY SERVICE, INC.

SOUTHERN PLAINS DISPOSAL, INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC. (f/k/a Amador Disposal Service, Inc.)

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC. (f/k/a Whaley Waste Systems Inc.)

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF MINNESOTA, INC. (f/k/a Ritter's Sanitary Service, Inc.)

WASTE CONNECTIONS OF MISSISSIPPI, INC. (f/k/a Liberty Waste Services of Mississippi Holdings, Inc.)

WASTE CONNECTIONS OF MISSOURI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC. (f/k/a B & B Sanitation, Inc.)

WASTE CONNECTIONS OF OREGON, INC. (f/k/a Sweet Home Sanitation Service, Inc.)

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.(f/k/a Novak Enterprises, Inc.)

WASTE CONNECTIONS OF TENNESSEE, INC. (fka Liberty Waste Services of Tennessee Holdings, Inc.)

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC. (f/k/a/ Kingsburg Disposal Service, inc.)

WASTE CONNECTIONS OF UTAH, INC.

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WCI OF GEORGIA, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

COLUMBIA RESOURCE CO., L.P.

FINLEY-BUTTES LIMITED PARTNERSHIP

By: Management Environmental National, Inc.,

its General Partner

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

EL PASO DISPOSAL, LP

By: Waste Connections of Texas, LLC,

its General Partner

By: Waste Connections Management Services, Inc.,

its Manager

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

SANTEK ENVIRONMENTAL OF MISSISSIPPI, L.L.C.

WASTE SERVICES OF MISSISSIPPI, LLC

By: Waste Connections, Inc.,

its Managing Member

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

WASTE CONNECTIONS OF TEXAS, LLC

By: Waste Connections Management Services, Inc.,

its Manager

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

RAILROAD AVENUE DISPOSAL, LLC

SCOTT WASTE SERVICES, LLC

By: Waste Connections, Inc.

Its Manager

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

By: Waste Connections, Inc.,

its Manager

By: _________________________

Ronald J. Mittelstaedt

Chief Executive Officer

BANK OF AMERICA, N.A,

as Administrative Agent

By:___________________________________

Carol G. Aim

Assistant Vice President

BANK OF AMERICA, N.A,

as Lender

By:___________________________________

Maria F. Maia

Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS,

individually and as Syndication Agent

By:______________________________________

Name:

Title:

WELLS FARGO BANK, N.A.

By:______________________________________

Name:

Title:

Calyon NEW YORK BRANCH

By:______________________________________

Name:

Title:

UNION BANK OF CALIFORNIA, N.A.

By:______________________________________

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION

By:______________________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:______________________________________

Name:

Title:

JPMORGAN CHASE

By:______________________________________

Name:

Title:

GUARANTY BANK

By:______________________________________

Name:

Title:

FIRST BANK D/B/A FIRST BANK & TRUST

By:______________________________________

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:______________________________________

Name:

Title:

COMMERZBANK AG, NEW YORK

AND GRAND CAYMAN BRANCHES

By:______________________________________

Name: Christian Jagenberg

Title: SVP and Manger

By:______________________________________

Name: Yangling Joanne Si

Title: AVP

CITICORP North America, Inc.

By:______________________________________

Name:

Title:

BANK OF THE WEST

By:______________________________________

Name:

Title:

PEOPLE'S BANK

By:______________________________________

Name:

Title:

BANK OF SCOTLAND

By:______________________________________

Name:

Title: